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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

Board of Directors
Price/Costco, Inc.

    We consent to the incorporation by reference in Price/Costco, Inc. Registration Statement Number 33-50799 on Form S-8 of our report dated November 19, 1993, with respect to the consolidated financial statements and schedules of The Price Company included in Price/Costco's Annual Report (Form 10-K/A) for the year ended August 29, 1993.

                                          Ernst & Young LLP

San Diego, California